SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

// Preliminary Proxy Statement

// Definitive Proxy Statement

/X/ Definitive Additional Materials

// Soliciting Material pursuant to Rule 14a-11(c) or Section Rule 14a-12

// Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

T. Rowe Price Balanced Fund, Inc. 033-38791/811-6275

T. Rowe Price Blue Chip Growth Fund, Inc. 033-49581/811-7059

T. Rowe Price California Tax-Free Income Trust 033-08093/811-4525

T. Rowe Price Capital Appreciation Fund 033-05646/811-4519

T. Rowe Price Capital Opportunity Fund, Inc. 033-56015/811-07225

T. Rowe Price Corporate Income Fund, Inc. 033-62275/811-07353

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc. 333-109958/811-21454

T. Rowe Price Diversified Small-Cap Growth Fund, Inc. 333-26323/811-08203

T. Rowe Price Dividend Growth Fund, Inc. 033-49187/811-7055

T. Rowe Price Equity Income Fund 033-00070/811-4400

T. Rowe Price Equity Series, Inc. 033-52161/811-07143

T. Rowe Price Financial Services Fund, Inc. 333-09551/811-07749

T. Rowe Price Fixed Income Series, Inc. 033-52749/811-07153

T. Rowe Price Floating Rate Fund, Inc. 333-174605/811-22557

T. Rowe Price Global Allocation Fund, Inc. 333-187446/811-22810

T. Rowe Price Global Real Estate Fund, Inc. 333-153130/811-22218

T. Rowe Price Global Technology Fund, Inc. 333-40086/811-09995

T. Rowe Price GNMA Fund 033-01041/811-4441

T. Rowe Price Growth & Income Fund, Inc. 002-79190/811-3566

T. Rowe Price Growth Stock Fund, Inc. 002-10780/811-579

T. Rowe Price Health Sciences Fund, Inc. 033-63759/811-07381

T. Rowe Price High Yield Fund, Inc. 002-93707/811-4119

T. Rowe Price Index Trust, Inc. 033-32859/811-5986

T. Rowe Price Inflation Focused Bond Fund, Inc. 333-136805/811-21919

T. Rowe Price Inflation Protected Bond Fund, Inc. 333-99241/811-21185

T. Rowe Price Institutional Equity Funds, Inc. 333-04753/811-07639

T. Rowe Price Institutional Income Funds, Inc. 333-84634/811-21055

T. Rowe Price Institutional International Funds, Inc. 033-29697/811-5833

T. Rowe Price International Funds, Inc. 002-65539/811-2958

T. Rowe Price International Index Fund, Inc. 333-44964/811-10063

T. Rowe Price International Series, Inc. 033-52171/811-07145

T. Rowe Price Media & Telecommunications Fund, Inc. 333-27963/811-07075

T. Rowe Price Mid-Cap Growth Fund, Inc. 033-47806/811-6665

T. Rowe Price Mid-Cap Value Fund, Inc. 333-02993/811-07605

T. Rowe Price Multi-Sector Account Portfolios, Inc. 333-178660/811-22620

T. Rowe Price New America Growth Fund 002-99122/811-4358

T. Rowe Price New Era Fund, Inc. 002-29866/811-1710

T. Rowe Price New Horizons Fund, Inc. 002-18099/811-958

T. Rowe Price New Income Fund, Inc. 002-48848/811-2396

T. Rowe Price Personal Strategy Funds, Inc. 033-53675/811-07173

T. Rowe Price Prime Reserve Fund, Inc. 002-54926/811-2603

T. Rowe Price Real Assets Fund, Inc. 333-166395/811-22410

T. Rowe Price Real Estate Fund, Inc. 333-36137/811-08371

T. Rowe Price Reserve Investment Funds, Inc. 811-08279

T. Rowe Price Retirement Funds, Inc. 333-92380/811-21149

T. Rowe Price Science & Technology Fund, Inc. 033-16567/811-5299

T. Rowe Price Short-Term Bond Fund, Inc. 002-87568/811-3894

T. Rowe Price Small-Cap Stock Fund, Inc. 002-12171/811-696

T. Rowe Price Small-Cap Value Fund, Inc. 002-43237/811-2215

T. Rowe Price Spectrum Fund, Inc. 033-10992/811-4998

T. Rowe Price State Tax-Free Income Trust 033-06533/811-4521

T. Rowe Price Strategic Income Fund, Inc. 333-154155/811-22243

T. Rowe Price Summit Funds, Inc. 033-50319/811-7093

T. Rowe Price Summit Municipal Funds, Inc. 033-50321/811-7095

T. Rowe Price Tax-Efficient Funds, Inc. 333-26441-811-08207

T. Rowe Price Tax-Exempt Money Fund, Inc. 002-67029/811-3055

T. Rowe Price Tax-Free High Yield Fund, Inc. 002-94641/811-4163

T. Rowe Price Tax-Free Income Fund, Inc. 002-57265/811-2684

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. 002-87059/811-3872

T. Rowe Price U.S. Bond Enhanced Index Fund, Inc. 333-45018/811-10093

T. Rowe Price U.S. Large-Cap Core Fund, Inc. 333-158764/811-22293

T. Rowe Price U.S. Treasury Funds, Inc. 033-30531/811-5860

T. Rowe Price Value Fund, Inc. 033-54963/811-07209

________________________________________________________________

(Name of Registrant as Specified in its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

1) Title of each class of securities to which transaction applies:

____________________________________________________

2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:

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4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

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  [ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1) Amount previously paid:

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2) Form, schedule, or Registration Statement no.:

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3) Filing party:

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4) Date filed:

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T. Rowe Price Mutual Funds

Outbound Script

Meeting Date: Tuesday, October 22nd, 2013

Toll Free # 1-855-800-9420

Hello, is Mr./Ms. _____________ available?

IF FOR:

Hi Mr./Ms. _____________, my name is _____________ from Boston Financial and I am calling on a recorded line for T. Rowe Price. You were recently sent proxy materials requesting that you vote your eligible mutual fund shares prior to the upcoming Shareholder Meeting.

Your Board has recommended you vote FOR the proposals and we are calling to ask if you would like to vote along with the recommendations of your board.

IF Shareholder NOT AVAILABLE:

Is there a better time to reach Mr./Ms._____________? (IF YES) Make note & set up call back time.

IF FOR:

Again, my name is _____________.

Mr./Ms. _____________, I have recorded your [FOR] vote. In order for me to cast your vote, would you please state your full name and mailing address?

We will be mailing you a written confirmation of your vote which will have our contact information listed on it.

Thank you very much for your time and your vote. We hope you have a great day/evening.

T. Rowe Price Mutual Funds

Outbound Script

Meeting Date: Tuesday, October 22nd, 2013

Toll Free # 1-855-800-9420

IF Not sure how to vote, You may cast a FOR ALL, FOR ALL EXCEPT or WITHHOLD ALL for the director/trustee Proposal. You may cast a FOR vote, an AGAINST Vote or an ABSTAIN vote on the remaining proposals.

How would you like to cast your vote on the proposal?

Thank you.

Again, my name is _____________.

Mr./Ms. _____________, I have recorded your vote to (repeat vote intention) with respect to the proposals set forth in the proxy materials you received. In order for me to cast your vote, would you please state your full name and mailing address?

We will be mailing you a written confirmation of your vote which will have our contact information listed on it.

Thank you very much for your time and your vote. We hope you have a great day/evening.

What I am being asked to vote on?

Proposal 1: Election of the Mutual Funds’ directors/trustees

Proposal 2: Changing the investment objective

Proposal 3: Eliminating the fundamental policy that prohibits the purchase of equity securities and convertible securities

 Proposal 4: Revising the fundamental policy regarding commodities

T. Rowe Price Mutual Funds

Outbound Script

Meeting Date: Tuesday, October 22nd, 2013

Toll Free # 1-855-800-9420

If materials not received:

I can resend the materials to you. Do you have an email address this can be sent to?

(IF YES: Type email addresses in the notes and read it back phonetically to the shareholder)

(IF NO: Continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

. Thank you very much for your time and we hope you have a great day/evening.